Important Notice Regarding Change in Investment Policy

Shenkman Capital Floating Rate High Income Fund
Class F (SFHFX)
Institutional Class (SFHIX)

Shenkman Capital Short Duration High Income Fund
Class A (SCFAX)
Class C (SCFCX)
Class F (SCFFX)
Institutional Class (SCFIX)

(Each a “Fund,” together, the “Funds”)

Each a series of Advisors Series Trust (the “Trust”)

Supplement dated November 22, 2024 to the
Statutory Prospectus dated January 28, 2024

Effective, January 28, 2025, each Fund’s principal investment strategy will be revised to reflect a change in each Fund’s 80% investment policy pursuant to Rule 35d-1 under the Investment Company Act of 1940.

Accordingly, effective on January 28, 2025, the following disclosures are hereby revised:

The first paragraph under the section titled “Principal Investment Strategies of the Floating Rate Fund” on page 2 of the Funds’ Prospectus will be deleted and restated in its entirety as follows:

Under normal market conditions, the Floating Rate Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of income-producing senior secured and unsecured floating rate bank loans and other floating rate instruments. The Fund seeks to provide a high level of current income through comprehensive fundamental analysis and compounding interest income. The Fund also seeks to preserve capital by avoiding defaults and minimizing both interest rate volatility and credit risk.

The first paragraph under the section titled “Principal Investment Strategies of the Short Duration Fund” on page 11 of the Funds’ Prospectus will be deleted and restated in its entirety as follows:

Under normal market conditions, the Short Duration Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in income-producing fixed-income securities, bank loans and other instruments issued by companies that are rated below investment grade (i.e., “junk” bonds and loans). The Fund considers below investment grade instruments to include instruments with ratings lower than BBB- by S&P Global Ratings (“S&P”) or Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or that are not rated or considered by the Advisor to be equivalent to high yield instruments. The Fund generally invests in high yield instruments rated CCC or better by S&P or Caa or better by Moody’s, but retains the discretion to invest in even lower rated instruments.

The first paragraph under the section titled “PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS — Floating Rate Fund” on page 18 of the Funds’ Prospectus will be deleted and restated in its entirety as follows:

Floating Rate Fund

Under normal market conditions, the Floating Rate Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of income-producing senior secured and unsecured floating rate bank loans and other floating rate instruments. This 80% investment policy may be changed upon at least 60 days’ prior written notice to shareholders. The Fund seeks to provide a high level of current income through comprehensive fundamental analysis and compounding interest income and to preserve capital by avoiding defaults and minimizing both interest rate volatility and credit risk.

The first paragraph under the section titled “PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS — Short Duration Fund” on page 18 of the Funds’ Prospectus will be deleted and restated in its entirety as follows:

Short Duration Fund
Under normal market conditions, the Short Duration Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in income-producing fixed-income securities, bank loans and other instruments issued by companies that are rated below investment grade (i.e., “junk” bonds and loans). This 80% investment policy may be changed upon at least 60 days’ prior written notice to shareholders. The Fund considers below investment grade instruments to include instruments with ratings lower than BBB- by S&P or Baa3 by Moody’s, or that are not rated or considered by the Advisor to be equivalent to high yield instruments. The Fund generally invests in high yield instruments rated CCC or better by S&P or Caa or better by Moody’s but retains the discretion to invest in even lower rated instruments.

Please retain this Supplement with your Prospectus for future reference.

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